SUBSEQUENT INSTALLMENT NOTE


$                                                       Date: January ____, 1992

         THE UNDERSIGNED ("Borrowers"), jointly and severally, promise to pay to the order of UNITED RESOURCES, INC., an Oregon corporation, at Post Office Box 22187, Portland, Oregon, ("Payee"), the sum of *** __ AND NO/100 DOLLARS*** ($_,000.00), payable in eleven (11) consecutive monthly installments of *** __ AND NO/100 DOLLARS*** ($_,___.00), plus interest thereon from the date hereof, the first payment to be made on February 1 1992, with subsequent payments to be made on the same day of each month thereafter until the final payment of *** AND NO/100 DOLLARS ($_.00) becomes due on January 1, 1993.
         The outstanding principal balance will bear interest at a rate equal to .__ percent in excess of the prime rate published by the United States National
Bank of Oregon, changing as of the first day of each month. Interest shall be payable monthly on the same day as the principal, until the whole sum, principal and interest, has been paid. If any of said installments is not so paid, all principal and interest shall become immediately due and payable at the option of the holder of this Note.
         This Note may be prepaid in whole or in part at any time. All such prepayments will be applied first to accrued interest and then to principal installments due hereunder in inverse order of maturity.
         This Note is issued in connection with and is subject to the terms of a loan agreement between the Borrowers and United Resources, Inc. and to additional documents guaranteeing the obligations hereunder or granting liens to secure same. Reference is made to such loan agreement and additional documents for other terms under which amounts payable hereunder may become immediately due and owing. Although United Resources, Inc. may sell, assign, or otherwise transfer this Note to a third party, this Note will continue to be subject to the loan agreement and such other documents.
         Upon the failure of the Borrower to make any payment under this note when due, Payee may, at its option and without further notice or demand, declare the unpaid principal balance of the Note and the accrued, but unpaid interest on the Note, immediately due and payable, and pursue any and all other rights, remedies and recourses available to Payee. Borrower hereby waives presentment and demand for payment, notice of intent to demand or accelerate maturity, notice of demand for acceleration of maturity, protest or notice of protest and nonpayment, bringing of suit in diligence and taking any action to collect sums owing under this Note. No extension for time for the payment of this Note or any installment hereof shall affect the liability of Borrower. The failure of the Payee to exercise any of its rights or options under this Note shall not constitute a waiver of the right to exercise the same or right or option at any subsequent time with respect to the same or any other events.
         If this Note is placed in the hands of an attorney for collection, Borrowers promise and agree to pay the reasonable attorneys' fees and collection costs of the holder of this Note even though no suit or action is filed hereon; if a suit or an action is filed, the Borrowers must pay such reasonable attorneys' fees as shall be fixed by the court or courts in which the suit or action, including any appeal therein, is tried, heard and decided.

                                                     DBA

                                                     By
                                                                     , President


                                                     By
                                                                     , Secretary

                                                     INDIVIDUALLY:

                                                                     Loan ------

                                                  SUBSEQUENT NOTE

$---------                                                  Date: --------------

         THE UNDERSIGNED ("Borrowers"), jointly and severally, promise to pay to the order of ----------------------------- ("Payee") the sum of
***-----------------------  DOLLARS***  ($---------),  payable  in  eleven  (11)
consecutive monthly installments of -------------------------- ($-------------), plus interest thereon from the date hereof, the first payment to be made on -----------------, with subsequent payments to be made on the same day of each month thereafter until the final payment of ------------------------ ($---------------) becomes due on August 1, 1993.

         The outstanding principal balance will bear interest at a rate equal to ------------ percent in excess of the prime rate published by the United States national Bank of Oregon, changing as of the first day of each month. Interest shall be payable monthly on the same day as the principal, until the whole sum, principal and interest, has been paid. If any of said installments is not so paid, all principal and interest shall become immediately due and payable at the option of the holder of this Note.

         The Note may be prepaid in whole or in part at any time. All such prepayments will be applied first to accrued interest and then to principal installments due hereunder in inverse order of maturity.

         This Note is issued in connection with and is subject to the terms of a loan agreement and security agreement between the Borrowers and United Resources, Inc./United Grocers, Inc. and to additional documents guaranteeing the obligations hereunder or granting liens to secure same. Reference is made to such loan agreement and additional documents for other terms under which amounts payable hereunder may become immediately due and owing. Although United Resources, Inc. may sell, assign, or otherwise transfer this Note to a third party, this Note will continue to be subject to the loan agreement and such other documents.

         Upon the failure of the Borrower to make any payment under this Note when due, Payee may, at its option and without further notice or demand, declare the unpaid principal balance of the Note and the accrued, but unpaid interest on the Note, immediately due and payable, and pursue any and all other rights, remedies and recourses available to Payee. Borrower hereby waives presentment and demand for payment, notice of intent to demand or accelerate maturity, notice of demand for acceleration of maturity, protest or notice of protest and nonpayment, bringing of suit in diligence, and taking any action to collect sums owing under this note. No extension for time for the payment of this Note or any installment hereof shall affect the liability of Borrower. The failure of the Payee to exercise any of its rights or options under this Note shall not constitute a waiver of the right to exercise the same or right or option at any subsequent time with respect to the same or any other events.

         If this Note is placed in the hands of an attorney for collection, Borrowers promise and agree to pay the reasonable attorneys' fees and collection costs of the holder of this Note even though no suit or action is filed hereon; if a suit or an action if filed, the Borrowers must pay such reasonable attorneys' fees as shall be fixed by the court or courts in which the suit or action, including any appeal therein, is tried, heard and decided.

                                        ----------------------------------------

                                        ----------------------------------------

                                        By -------------------------------------
                                           -------------------------------------


                                        ----------------------------------------

                                        ----------------------------------------

                                        By -------------------------------------
                                           -------------------------------------

                                                                      Loan -----

                                 SUBSEQUENT NOTE

$----------                                               Date: ----------------

         THE UNDERSIGNED ("Borrowers"), jointly and severally, promise to pay to the order of UNITED RESOURCES, INC., an Oregon corporation, at Post Office Box 22187, Portland, Oregon, the sum of ---------------------- ($--------------),
payable in eleven (11) consecutive monthly installments of ------------------------ together with interest thereon from the date hereof, the first payment to be made on ----------------, with subsequent payments to be made on the same day of each month thereafter until the final payment of -------------------------- ($-----------------) becomes due on -------------.

         The outstanding principal balance will bear interest at a rate equal to ---- percent in excess of the prime rate published by the United States National Bank of Oregon, changing as of the first day of each month. interest shall be payable monthly on the same day as the principal, until the whole sum, principal and interest shall become immediately due and payable at the option of the holder of this note.

         This Note may be prepaid in whole or in part at any time. All such prepayments will be applied first to accrued interest and then to principal installments due hereunder in inverse order of maturity.

         This Note is issued in connection with and is subject to the terms of a loan agreement between the Borrowers and United Resources, Inc. and to additional documents guaranteeing the obligations hereunder or granting liens to secure same. Reference is made to such loan agreement and additional documents for other terms under which amounts payable hereunder may become immediately due and owing. Although United Resources, Inc. may sell, assign, or otherwise transfer this Note to a third party, this Note will continue to be subject to the loan agreement and such other documents.

         If this Note is placed in the hands of an attorney for collection, Borrowers promise and agree to pay the reasonable attorneys' fees and collection costs of the holder of this Note even though no suit or action is filed hereon; if a suit or an action is filed, the Borrowers must pay such reasonable attorneys' fees as shall be fixed by the court or courts in which the suit or action, including any appeal therein, is tried, heard and decided.

                                        ----------------------------------------


                                        By -------------------------------------
                                           -------------------------------------


                                        ----------------------------------------


                                        By -------------------------------------
                                           -------------------------------------

                                INSTALLMENT NOTE



$_________________                                            Date: ____________

THE UNDERSIGNED ("Borrowers"), jointly and severally, promise to pay to the order of UNITED RESOURCES, INC., an Oregon corporation ("Payee") at Post Office Box 22187, Portland, Oregon 97269/2187, or, to its assigns (the "Bank"), or at such other address as the Bank may specify to the Borrowers in writing, the sum of ***________________________DOLLARS*** ($______________), payable in ________
(__)   consecutive   monthly   installments   of   ***__________________________
DOLLARS*** ($___________), the first payment to be made on ______________, with subsequent payments to be made on the same day of each month thereafter until the final payment becomes due on ______________.

The outstanding principal balance will bear interest at an initial fixed rate of ______ percent APR. The interest rate will be assessed at Prime rate plus ______ percentage points and will be adjusted every six months using the prime rate published by U. S. National Bank plus ______ percentage points. Any such change in the interest rate will cause a change in the monthly payment to ensure payment in full of the existing balance over the remaining amortization period. Interest shall be payable monthly on the same day as the principal, until the whole sum, principal and interest, has been paid.

This Note may be prepaid in whole or in part at any time. All such prepayments will be applied first to the payment of other charges, fees and expenses under this Note and any other Related Document, as defined below, second to the payment of accrued interest, and third to principal installments due hereunder in inverse order of maturity.

This Note is issued in connection with and is subject to the terms of a security agreement between the Borrowers and United Resources, Inc./United Grocers, Inc. and to additional documents guaranteeing the obligations hereunder or granting liens to secure same. Reference is made to such loan agreement and additional documents for other terms under which amounts payable hereunder may become immediately due and owing. Although United Resources, Inc. may sell, assign, or otherwise transfer this Note to a third party, this Note will continue to be subject to the loan agreement and such other documents.

The borrowers  agree that until this Note is paid in full that  Borrowers  shall
(1) do all things necessary to maintain its status as a member in good standing of United Grocers, Inc. and (2) purchase product through United Grocers, Inc. to the extent that a certain percentage may be required in the Related Documents or other agreements that may exist between Borrower, Payee, or United Grocers, Inc.

The occurrence of any of the following events shall constitute an Event of Default under this Note: (i) any default in the payment of this Note; (ii) any breach or default under other Related documents or other agreements that may exist between Borrower, Payee, or United Grocers, Inc.; (iii) Borrowers fail to purchase the required percentage of product from United Grocers, Inc. That may be required in the Related Documents or other agreements that exist between Borrower, Payee, or United Grocers, Inc.; (iv) Borrowers shall no longer be a member in good standing of United Grocers, Inc. (V) either the payee or Bank in good faith shall believe the prospect of payment of this note is substantially impaired due to a materially adverse change in Borrower's financial condition. Upon occurrence of an Event of Default and at any time thereafter, the holder of this Note may, at its option, declare this Note to be immediately due and payable and thereupon this Note shall become due and payable for the entire unpaid principal balance of this Note plus accrued interest and other charges on this Note without any presentment, demand, protest or other notice of any kind.

If this Note is placed in the hands of an attorney for collection, Borrowers promise and agree to pay the reasonable attorneys' fees and collection costs of the holder of this Note even though no suit or action is filed hereon; if a suit or an action is filed, the Borrowers must pay such reasonable attorneys' fees as shall be fixed by the court or courts in which the suit or action, including any appeal therein, is tried, heard and decided. The Borrowers agree that their obligations hereunder are absolute and unconditional and shall continue for so long as any amounts payable hereunder remain unpaid, without any defense or set off.



                                    By
                                              ,President



                                    INDIVIDUALLY:

                                    By